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                                                                   Exhibit 10.13



                     PATENT CONTINUATION IN PART AGREEMENT

         This Patent Continuation In Part Agreement (this "Agreement") is made as of March 30, 1998, by and between Aironet Wireless Communications, Inc., a Delaware corporation ("Aironet"), and Telxon Corporation, a Delaware corporation ("Telxon").

                                   BACKGROUND

         WHEREAS, Telxon is the majority stockholder of Aironet;

         WHEREAS, heretofore, United States Patent Application Number 08/789,999 (the "Application") was assigned by its inventor to Telxon;

         WHEREAS, in connection with a private placement by Aironet of its common stock, on the date hereof Telxon is assigning the Application to Aironet;

         WHEREAS, pursuant to the applicable patent laws, the Application, and any patents issued thereon, could be considered prior art to new patent applications filed by Telxon; and

         WHEREAS, Aironet and Telxon each desires to establish procedures that will allow Telxon to file continuations in part in its own name based on claims in the Application.

                                   AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing premises and the agreements made herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. COOPERATION. Upon Telxon's written request, at Telxon's cost and expense, Aironet will cause its employee named as the inventor in the Application to execute declarations and required assignment instruments, either directly in favor of Telxon or in favor of Aironet, which in turn will execute declarations and required assignment instruments in favor of Telxon, to effect assignment of such inventor's or Aironet's rights, if any, in continuations in part invented by or for Telxon. At Telxon's cost and expense, Aironet will execute, and cause the inventor to execute, such other documents, and will take, and cause the inventor to take, such other actions as are reasonably required by Telxon in connection with effecting such continuations in part.

         2. GOVERNING LAW; JURISDICTION. This Agreement shall be construed under and governed by the laws of the State of Ohio, without regard to conflict or choice of laws statutes, regulations, rules or principles, and by the patent laws of the United States and any other jurisdiction which may apply. Any action relating to the execution or performance of this Agreement shall be brought in the courts, state or federal, sitting in Summit County, Ohio, and each party hereto consents to the jurisdiction and venue of such courts, and agrees not to contest venue on the grounds of forum non conveniens or otherwise.



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         3. PRIOR AGREEMENTS SUPERSEDED. This Agreement supersedes all prior and contemporaneous understandings and agreements, written or oral, between the parties relating to the subject matter hereof.

         4. NUMBER AND GENDER. The use in this Agreement of singular, plural, masculine, feminine and neuter nouns and pronouns, shall include the others as the context may require.

         5. EXECUTION IN COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same document. An executed faxed counterpart of this Agreement shall be binding on the parties and for evidentiary purposes, shall be deemed to be an original.

         6. AMENDMENTS; WAIVERS. Amendments to and waivers of any term of this Agreement must be in writing and executed by both parties hereto.

         7. ASSIGNABILITY. This Agreement is binding upon and shall inure to the benefit of the parties and their respective successors and assigns.

         IN WITNESS WHEREOF, each party has caused this Agreement to be executed by its duly authorized representative as of the date first set forth at the beginning hereof.

                             Aironet Wireless Communications, Inc.

                             By: /s/ Roger J. Murphy
                                     -------------------------------------------
                                     Roger J. Murphy, President
                                     and Chief Executive Officer


                             Telxon Corporation

                             By: /s/ Kenneth W. Haver
                                     -------------------------------------------
                                     Kenneth W. Haver, Senior Vice President and
                                     Chief Financial Officer


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